UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2017

CLEARBRIDGE

MID CAP GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Mid Cap Growth Fund for the twelve-month reporting period ended October 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

II	ClearBridge Mid Cap Growth Fund

Investment commentary

Economic review

Economic activity in the U.S. improved during the twelve months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. However, in October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, the same as when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on November 1, 2017, after the reporting period ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Mid Cap Growth Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

IV	ClearBridge Mid Cap Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund’s portfolio emphasizes equity securities of medium capitalization companies that we believe have the ability to grow their revenues, earnings or cash flow at above average rates over a multi-year time horizon. In conjunction with research resources at ClearBridge Investments, LLC, the Fund’s subadviser, we take a flexible approach designed to identify companies with superior prospects for capital appreciation. In selecting individual companies for investment, some of the sought-after characteristics include:

•	Attractive valuations

•	Favorable growth and risk/reward profiles

•	Strong free cash flow and balance sheets

We use a concentrated bottom-up approach for the Fund. We focus on individual security selection rather than allow macroeconomic considerations to strongly influence sector weights or individual security selection.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of medium capitalization companies or other investments with similar economic characteristics. The Fund may invest up to 20% of the value of its net assets in equity securities of companies that are not considered to be medium capitalization companies. The Fund normally invests in a relatively small number of stocks selected for their long-term growth potential. The Fund invests in common stocks, but may invest in other types of equity securities. The Fund may invest up to 25% of its net assets in the securities of foreign issuers, directly or in the form of depositary receipts representing an interest in those securities. The Fund may invest up to 20% of its net assets in debt securities, including debt securities of foreign issuers.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. equity indices delivered strongly positive results for the twelve-month reporting period ended October 31, 2017, with small-cap stocks outperforming mid- and large-cap stocks, as the Russell 2000 Indexi gained 27.85%, the Russell Midcap Indexii advanced 21.09% and the S&P 500 Indexiii added 23.63%. In addition, growth stocks outperformed value stocks with the Russell Midcap Growth Indexiv finishing up 26.25%. We surmise that investors are attracted to the greater visibility currently provided by growth stocks, while value stocks are more reliant on potential policy reform from President Trump’s administration, that took office at the start of the reporting period. In spite of three interest rate increases from the Federal Reserve Board (the “Fed”)v, nominal interest rates remain relatively unappealing and credit spreads tight, causing investors to embrace greater risk in search of returns.

The move higher in equities included only a few narrow, abbreviated downdrafts. Overall market volatility (as measured by the popular Chicago Board Options Exchange Volatility Index (“VIX”)vi options exchange volatility index) was relatively quiescent despite troubling macro developments outside U.S. borders (i.e. Korea, Venezuela) and within (i.e. discord over the national health care plan). Underneath the positive market surface, however, we witnessed sharp

ClearBridge Mid Cap Growth Fund 2017 Annual Report	1

Fund overview (cont’d)

sector and industry dispersion. Significantly outperforming sectors in the Russell Midcap Growth Index during the reporting period included the Information Technology (“IT”) (+43.1%), Financials (+42.0%) and Health Care (+33.1%) sectors, while laggards included the Consumer Discretionary (+10.6%), Energy (0.1%) and Consumer Staples (-3.0%) sectors.

Throughout the reporting period, investors focused on the effects of potential policy changes in health care, taxes and regulations attendant on the election of President Donald Trump and the Republican Party majority in the House and Senate. Corporate earnings growth returned after dipping earlier in 2016, helping broad index returns over the reporting period.

The U.S. economy continued to expand during the reporting period. Quarter-over-quarter U.S. gross domestic product (“GDP”)vii growth, as measured by the U.S. Department of Commerce approached and surpassed 3%. The employment situation continued to improve as well. Unemployment remained at multi-decade lows; overall job growth was steady, despite setbacks following hurricanes Harvey and Irma. With continued low unemployment and slow but steady growth, the Fed accelerated what is expected to be a gradual and predictable period of monetary tightening. As part of this tightening, in September 2017 the Fed formally announced it would begin to decrease the size of its balance sheet by letting government bonds mature without reinvestment.

Q. How did we respond to these changing market conditions?

A. We strive to identify and own quality growth companies with positive risk/reward profiles that possess above-average growth potential, healthy fundamentals and prudent capital allocation strategies. We take a patient approach to security selection and position management, seeking multi-year opportunities that allow for the compounding effect of earnings. This process contributes to achieving below average turnover, while a focus on cash flow and valuation helps to minimize the risk of chasing momentum-driven stocks.

Despite the run-up in stock prices that has sent most indices to all-time highs, we remain encouraged about our pipeline of potential new growth ideas, which we are finding across the mid-cap market, particularly among companies in the Consumer Discretionary, Health Care and Technology sectors. We remain on the hunt for businesses balancing disruption with sturdy fundamentals where we can identify and understand the factors causing short-term weakness.

Cyclical stocks were lifted during the period by improving economic growth and the potential for stimulus out of President Trump’s administration. The portfolio benefited from its overweight exposure to Industrials, with three of the top six individual contributors coming from this sector.

The Technology sector remained our largest exposure and the greatest source of innovation in the market. Nowhere was this more evident than e-commerce – where mid-cap companies are harnessing digital tools to improve existing business models. GrubHub Inc., which runs an online and mobile platform for food delivery, is a good example of the entrepreneurial companies we seek. The company reported strong year-

2	ClearBridge Mid Cap Growth Fund 2017 Annual Report

over-year revenue growth and accelerated active diner growth, results attributable to its increased marketing spending and platform adoption in secondary markets.

Activist investors became involved in several companies in the portfolio during the year, actions that we believe validate the quality fundamentals and growth potential that mid cap growth stocks offer. After an activist took a stake in portfolio holding PAREXEL International Corp., the contract research organization agreed to be sold at a premium to a private equity firm. Restaurant chain Buffalo Wild Wings Inc. has also drawn interest from activists, who replaced the CEO and are looking to take the company in a new direction.

Performance review

For the twelve months ended October 31, 2017, Class A shares of ClearBridge Mid Cap Growth Fund, excluding sales charges, returned 22.05%. The Fund’s unmanaged benchmark, the Russell Midcap Growth Index, returned 26.25% for the same period. The Lipper Mid-Cap Growth Funds Category Average1 returned 26.29% over the same time frame.

Performance Snapshot as of October 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Mid Cap Growth Fund:
Class A	8.28%	22.05%
Class A2	8.14%	21.84%
Class C	7.81%	21.09%
Class R	8.06%	21.61%
Class I	8.37%	22.36%
Class IS	8.45%	22.45%
Russell Midcap Growth Index	11.14%	26.25%
Lipper Mid-Cap Growth Funds Category Average[1]	10.03%	26.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 397 funds for the six-month period and among the 380 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2017, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 1.37%, 1.61%, 2.17%, 1.84%, 1.08% and 1.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.25% for Class A shares, 1.45% for Class A2 shares, 2.00% for Class C shares, 1.50% for Class R shares, 0.90% for Class I shares and 0.80% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund produced positive returns in eight of the nine sectors in which it was invested during the reporting period (among eleven sectors in total), with the greatest contributions to returns coming from the IT and Industrials sectors.

Relative to the benchmark, overall sector allocation contributed to performance. In particular, underweight allocations to the Consumer Discretionary and Consumer Staples sectors as well as stock selection in the Industrials and Real Estate sectors aided relative performance.

In terms of individual stocks, leading contributors to performance for the period included positions in IPG Photonics Corp. in the IT sector, Mettler-Toledo International Inc. in the Health Care sector, United Rentals Inc. and Rockwell Automation Inc. in the Industrials sector and Marriott International Inc. in the Consumer Discretionary sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall stock selection detracted from performance. In particular, stock selection in the Health Care, Financials and Consumer Discretionary sectors as well as an overweight to the Energy sector had negative impacts on returns.

The leading detractors from performance for the reporting period included holdings in Advance Auto Parts Inc., TripAdvisor, Inc. and Buffalo Wild Wings, Inc. in the Consumer Discretionary sector, Acuity Brands, Inc. in the Industrials sector and MEDNAX, Inc. in the Health Care sector.

4	ClearBridge Mid Cap Growth Fund 2017 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. The largest additions to the Fund’s portfolio were Live Nation Entertainment Inc. in the Consumer Discretionary sector, Progressive Corporation in the Financials sector as well as Varian Medical Systems, Illumina, Inc. and Incyte, Corp. in the Health Care sector. The largest positions closed during the period were PAREXEL International Corp. and Centene Corp. in the Health Care sector, TripAdvisor, Inc. and CarMax in the Consumer Discretionary sector as well as Signature Bank in the Financials sector.

Thank you for your investment in ClearBridge Mid Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian M. Angerame

Portfolio Manager

ClearBridge Investments, LLC

Derek J. Deutsch, CFA

Portfolio Manager

ClearBridge Investments, LLC

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Investments, LLC

November 13, 2017

RISKS: The Fund invests in equity securities, which are subject to market and price fluctuations. Mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of income securities falls. Derivatives, such as options, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund tends to invest in a smaller number of stocks than do many mutual funds. As a result, changes in the value of individual stocks may have a significant impact on your investment. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of October 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2017 were SBA Communications Corp. (3.6%), Mettler-Toledo International Inc. (3.1%), IDEX Corp. (3.1%), Rockwell Automation Inc. (2.9%), Aspen Technology Inc. (2.9%), Workday Inc., Class A Shares (2.9%), Fortinet Inc. (2.8%), MercadoLibre Inc. (2.7%), Affiliated Managers Group Inc. (2.7%) and Berry Global Group Inc. (2.7%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2017 were: Information Technology (27.7%), Industrials (15.8%), Health Care (15.6%), Consumer Discretionary (14.1%) and Financials (7.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

vii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

6	ClearBridge Mid Cap Growth Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and October 31, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	8.28%	$1,000.00	$1,082.80	1.13%	$5.93	Class A	5.00%	$1,000.00	$1,019.51	1.13%	$5.75
Class A2	8.14	1,000.00	1,081.40	1.37	7.19	Class A2	5.00	1,000.00	1,018.30	1.37	6.97
Class C	7.81	1,000.00	1,078.10	1.91	10.00	Class C	5.00	1,000.00	1,015.58	1.91	9.70
Class R	8.06	1,000.00	1,080.60	1.48	7.76	Class R	5.00	1,000.00	1,017.74	1.48	7.53
Class I	8.37	1,000.00	1,083.70	0.89	4.67	Class I	5.00	1,000.00	1,020.72	0.89	4.53
Class IS	8.45	1,000.00	1,084.50	0.80	4.20	Class IS	5.00	1,000.00	1,021.17	0.80	4.08

8	ClearBridge Mid Cap Growth Fund 2017 Annual Report

ClearBridge Mid Cap Growth Fund

[1]	For the six months ended October 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/17	22.05%	21.84%	21.09%	21.61%	22.36%	22.45%
Five Years Ended 10/31/17	12.63	N/A	11.78	N/A	12.93	N/A
Inception* through 10/31/17	14.12	7.21	13.25	8.10	14.41	8.76

With sales charges[2]	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/17	15.05%	14.85%	20.09%	21.61%	22.36%	22.45%
Five Years Ended 10/31/17	11.31	N/A	11.78	N/A	12.93	N/A
Inception* through 10/31/17	13.18	5.60	13.25	8.10	14.41	8.76

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/31/10 through 10/31/17)	157.74%
Class A2 (Inception date of 12/2/13 through 10/31/17)	31.33
Class C (Inception date of 8/31/10 through 10/31/17)	144.05
Class R (Inception date of 9/9/13 through 10/31/17)	38.10
Class I (Inception date of 8/31/10 through 10/31/17)	162.57
Class IS (Inception date of 9/9/13 through 10/31/17)	41.64

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, R, I and IS shares are August 31, 2010, December 2, 2013, August 31, 2010, September 9, 2013, August 31, 2010 and September 9, 2013, respectively.

10	ClearBridge Mid Cap Growth Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Mid Cap Growth Fund vs. Russell Midcap Growth Index† — August 2010 - October 2017

Value of $1,000,000 invested in

Class I Shares of ClearBridge Mid Cap Growth Fund vs. Russell Midcap Growth Index† — August 2010 - October 2017

ClearBridge Mid Cap Growth Fund 2017 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of ClearBridge Mid Cap Growth Fund on August 31, 2010 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2017. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares performance indicated on these charts depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	ClearBridge Mid Cap Growth Fund 2017 Annual Report

Schedule of investments

October 31, 2017

ClearBridge Mid Cap Growth Fund

Security	Shares	Value
Common Stocks — 97.6%
Consumer Discretionary — 14.1%
Auto Components — 2.2%
Delphi Automotive PLC	22,300	$2,216,174
Hotels, Restaurants & Leisure — 4.3%
Buffalo Wild Wings Inc.	13,512	1,597,119	*
Marriott International Inc., Class A Shares	22,350	2,670,378
Total Hotels, Restaurants & Leisure		4,267,497
Internet & Direct Marketing Retail — 0.8%
Expedia Inc.	6,490	809,043
Media — 2.2%
Live Nation Entertainment Inc.	50,091	2,192,984	*
Specialty Retail — 4.6%
Advance Auto Parts Inc.	11,810	965,349
Ross Stores Inc.	39,249	2,491,919
Signet Jewelers Ltd.	16,880	1,106,822
Total Specialty Retail		4,564,090
Total Consumer Discretionary		14,049,788
Consumer Staples — 4.1%
Food & Staples Retailing — 2.3%
Casey’s General Stores Inc.	20,404	2,337,686
Food Products — 1.8%
Blue Buffalo Pet Products Inc.	61,798	1,787,816	*
Total Consumer Staples		4,125,502
Energy — 2.3%
Energy Equipment & Services — 1.4%
Core Laboratories NV	14,186	1,417,182
Oil, Gas & Consumable Fuels — 0.9%
Parsley Energy Inc., Class A Shares	34,232	910,571	*
Total Energy		2,327,753
Financials — 7.4%
Banks — 1.8%
First Republic Bank	18,480	1,799,952
Capital Markets — 3.9%
Affiliated Managers Group Inc.	14,590	2,721,035
Lazard Ltd., Class A Shares	25,270	1,201,336
Total Capital Markets		3,922,371
Insurance — 1.7%
Progressive Corp.	33,690	1,639,018
Total Financials		7,361,341

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	13

Schedule of investments (cont’d)

October 31, 2017

ClearBridge Mid Cap Growth Fund

Security	Shares	Value
Health Care — 15.6%
Biotechnology — 4.8%
Alexion Pharmaceuticals Inc.	15,955	$1,909,175	*
BioMarin Pharmaceutical Inc.	23,643	1,940,854	*
Incyte Corp.	8,450	956,963	*
Total Biotechnology		4,806,992
Health Care Equipment & Supplies — 2.9%
Dentsply Sirona Inc.	30,340	1,852,864
Varian Medical Systems Inc.	9,690	1,009,601	*
Total Health Care Equipment & Supplies		2,862,465
Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	21,695	1,669,430
Universal Health Services Inc., Class B Shares	11,780	1,209,806
Total Health Care Providers & Services		2,879,236
Life Sciences Tools & Services — 5.0%
Illumina Inc.	4,800	984,912	*
INC Research Holdings Inc., Class A Shares	15,550	888,683	*
Mettler-Toledo International Inc.	4,610	3,146,924	*
Total Life Sciences Tools & Services		5,020,519
Total Health Care		15,569,212
Industrials — 15.8%
Airlines — 1.4%
Alaska Air Group Inc.	20,518	1,354,804
Building Products — 2.4%
AO Smith Corp.	40,471	2,395,883
Electrical Equipment — 4.6%
Acuity Brands Inc.	9,637	1,611,306
Rockwell Automation Inc.	14,589	2,929,763
Total Electrical Equipment		4,541,069
Machinery — 5.5%
IDEX Corp.	24,086	3,088,066
WABCO Holdings Inc.	16,530	2,439,332	*
Total Machinery		5,527,398
Trading Companies & Distributors — 1.9%
United Rentals Inc.	13,690	1,936,861	*
Total Industrials		15,756,015
Information Technology — 27.7%
Communications Equipment — 1.1%
Palo Alto Networks Inc.	7,282	1,071,910	*

See Notes to Financial Statements.

14	ClearBridge Mid Cap Growth Fund 2017 Annual Report

ClearBridge Mid Cap Growth Fund

Security	Shares	Value
Electronic Equipment, Instruments & Components — 2.3%
IPG Photonics Corp.	11,000	$2,342,010	*
Internet Software & Services — 5.5%
GrubHub Inc.	38,685	2,360,559	*
LogMeIn Inc.	3,340	404,307
MercadoLibre Inc.	11,344	2,726,076
Total Internet Software & Services		5,490,942
IT Services — 1.8%
Alliance Data Systems Corp.	7,570	1,693,636
Switch Inc., Class A Shares	6,141	117,478	*
Total IT Services		1,811,114
Software — 17.0%
Aspen Technology Inc.	44,530	2,873,076	*
Atlassian Corp. PLC, Class A Shares	49,488	2,393,735	*
Check Point Software Technologies Ltd.	18,933	2,228,603	*
Citrix Systems Inc.	19,450	1,606,764	*
Fortinet Inc.	71,458	2,816,160	*
Splunk Inc.	33,250	2,237,725	*
Workday Inc., Class A Shares	25,671	2,849,224	*
Total Software		17,005,287
Total Information Technology		27,721,263
Materials — 4.9%
Construction Materials — 2.2%
Martin Marietta Materials Inc.	10,166	2,204,497
Containers & Packaging — 2.7%
Berry Global Group Inc.	45,419	2,700,160	*
Total Materials		4,904,657
Real Estate — 5.7%
Equity Real Estate Investment Trusts (REITs) — 3.6%
SBA Communications Corp.	22,942	3,606,024	*
Real Estate Management & Development — 2.1%
Jones Lang LaSalle Inc.	16,204	2,098,256
Total Real Estate		5,704,280
Total Investments before Short-Term Investments (Cost — $68,269,895)		97,519,811

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	15

Schedule of investments (cont’d)

October 31, 2017

ClearBridge Mid Cap Growth Fund

Security	Rate	Shares	Value
Short-Term Investments — 2.5%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $2,509,178)	0.939%	2,509,178	$2,509,178
Total Investments — 100.1% (Cost — $70,779,073)			100,028,989
Liabilities in Excess of Other Assets — (0.1)%			(88,486)
Total Net Assets — 100.0%			$99,940,503

*	Non-income producing security.

See Notes to Financial Statements.

16	ClearBridge Mid Cap Growth Fund 2017 Annual Report

Statement of assets and liabilities

October 31, 2017

Assets:
Investments, at value (Cost — $70,779,073)	$100,028,989
Receivable for Fund shares sold	444,717
Dividends and interest receivable	28,208
Prepaid expenses	58,628
Total Assets	100,560,542

Liabilities:
Payable for Fund shares repurchased	467,777
Investment management fee payable	38,262
Service and/or distribution fees payable	15,245
Trustees’ fees payable	502
Accrued expenses	98,253
Total Liabilities	620,039
Total Net Assets	$99,940,503

Net Assets:
Par value (Note 6)	$36
Paid-in capital in excess of par value	69,632,709
Accumulated net investment loss	(547,448)
Accumulated net realized gain on investments	1,605,290
Net unrealized appreciation on investments	29,249,916
Total Net Assets	$99,940,503

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	17

Statement of assets and liabilities (cont’d)

October 31, 2017

Net Assets:
Class A	$18,111,731
Class A2	$27,852,820
Class C	$6,128,172
Class R	$225,733
Class I	$37,924,829
Class IS	$9,697,218

Shares Outstanding:
Class A	659,873
Class A2	1,023,363
Class C	236,145
Class R	8,338
Class I	1,356,387
Class IS	346,573

Net Asset Value:
Class A (and redemption price)	$27.45
Class A2 (and redemption price)	$27.22
Class C*	$25.95
Class R (and redemption price)	$27.07
Class I (and redemption price)	$27.96
Class IS (and redemption price)	$27.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$29.12
Class A2 (based on maximum initial sales charge of 5.75%)	$28.88

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	ClearBridge Mid Cap Growth Fund 2017 Annual Report

Statement of operations

For the Year Ended October 31, 2017

Investment Income:
Dividends	$576,057
Interest	12,901
Less: Foreign taxes withheld	(4,953)
Total Investment Income	584,005

Expenses:
Investment management fee (Note 2)	828,495
Service and/or distribution fees (Notes 2 and 5)	184,603
Transfer agent fees (Note 5)	131,955
Registration fees	85,888
Legal fees	40,590
Audit and tax fees	31,019
Shareholder reports	27,869
Fund accounting fees	22,244
Trustees’ fees	6,510
Insurance	2,038
Custody fees	1,793
Interest expense	67
Miscellaneous expenses	5,891
Total Expenses	1,368,962
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(228,430)
Net Expenses	1,140,532
Net Investment Loss	(556,527)

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	3,184,051
Change in Net Unrealized Appreciation (Depreciation) From Investments	17,944,160
Net Gain on Investments	21,128,211
Increase in Net Assets From Operations	$20,571,684

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2017	2016

Operations:
Net investment loss	$(556,527)	$(464,267)
Net realized gain	3,184,051	99,757
Change in net unrealized appreciation (depreciation)	17,944,160	(4,588,501)
Increase (Decrease) in Net Assets From Operations	20,571,684	(4,953,011)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	29,273,906	32,963,671
Cost of shares repurchased	(43,975,858)	(28,469,832)
Increase (Decrease) in Net Assets From Fund Share Transactions	(14,701,952)	4,493,839
Increase (Decrease) in Net Assets	5,869,732	(459,172)

Net Assets:
Beginning of year	94,070,771	94,529,943
End of year*	$99,940,503	$94,070,771
*Includes accumulated net investment loss of:	$(547,448)	$(456,969)

See Notes to Financial Statements.

20	ClearBridge Mid Cap Growth Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$22.49	$23.58	$23.09	$21.52	$16.45

Income (loss) from operations:
Net investment loss	(0.14)	(0.11)	(0.16)	(0.11)	(0.14)
Net realized and unrealized gain (loss)	5.10	(0.98)	1.13	2.27	5.77
Total income (loss) from operations	4.96	(1.09)	0.97	2.16	5.63

Less distributions from:
Net realized gains	—	—	(0.48)	(0.59)	(0.56)
Total distributions	—	—	(0.48)	(0.59)	(0.56)

Net asset value, end of year	$27.45	$22.49	$23.58	$23.09	$21.52
Total return[2]	22.05%	(4.62)%	4.27%	10.27%	35.40%

Net assets, end of year (000s)	$18,112	$27,207	$32,406	$32,843	$19,490

Ratios to average net assets:
Gross expenses	1.36%	1.37%	1.36%	1.49%	1.82%
Net expenses[3,4]	1.14	1.11	1.29	1.30	1.28
Net investment loss	(0.56)	(0.49)	(0.67)	(0.51)	(0.72)

Portfolio turnover rate	27%	25%	35%	44%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. During the period December 1, 2012 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.30%. Prior to December 1, 2012, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.40%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2017	2016	2015	2014[2]

Net asset value, beginning of year	$22.34	$23.49	$23.04	$21.76

Income (loss) from operations:
Net investment loss	(0.20)	(0.16)	(0.21)	(0.19)
Net realized and unrealized gain (loss)	5.08	(0.99)	1.14	2.06
Total income (loss) from operations	4.88	(1.15)	0.93	1.87

Less distributions from:
Net realized gains	—	—	(0.48)	(0.59)
Total distributions	—	—	(0.48)	(0.59)

Net asset value, end of year	$27.22	$22.34	$23.49	$23.04
Total return[3]	21.84%	(4.90)%	4.10%	8.87%

Net assets, end of year (000s)	$27,853	$18,736	$15,014	$6,716

Ratios to average net assets:
Gross expenses	1.56%	1.61%	1.62%	1.83%[4]
Net expenses[5,6]	1.34	1.35	1.48	1.50 [4]
Net investment loss	(0.78)	(0.73)	(0.89)	(0.93) [4]

Portfolio turnover rate	27%	25%	35%	44%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 2, 2013 (inception date) to October 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.50%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended October 31, 2014.

See Notes to Financial Statements.

22	ClearBridge Mid Cap Growth Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$21.43	$22.66	$22.37	$21.00	$16.18

Income (loss) from operations:
Net investment loss	(0.33)	(0.28)	(0.32)	(0.22)	(0.27)
Net realized and unrealized gain (loss)	4.85	(0.95)	1.09	2.18	5.65
Total income (loss) from operations	4.52	(1.23)	0.77	1.96	5.38

Less distributions from:
Net realized gains	—	—	(0.48)	(0.59)	(0.56)
Total distributions	—	—	(0.48)	(0.59)	(0.56)

Net asset value, end of year	$25.95	$21.43	$22.66	$22.37	$21.00
Total return[2]	21.09%	(5.43)%	3.50%	9.55%	34.41%

Net assets, end of year (000s)	$6,128	$6,541	$11,087	$4,603	$7,708

Ratios to average net assets:
Gross expenses	2.15%	2.17%	2.14%	2.41%	3.10%
Net expenses[3,4]	1.93	1.91	2.04	2.05	2.05
Net investment loss	(1.37)	(1.30)	(1.42)	(1.03)	(1.52)

Portfolio turnover rate	27%	25%	35%	44%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. During the period December 1, 2012 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.05%. Prior to December 1, 2012, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.15%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$22.26	$23.43	$23.01	$21.51	$20.58

Income (loss) from operations:
Net investment loss	(0.25)	(0.19)	(0.22)	(0.17)	(0.04)
Net realized and unrealized gain (loss)	5.06	(0.98)	1.12	2.26	0.97
Total income (loss) from operations	4.81	(1.17)	0.90	2.09	0.93

Less distributions from:
Net realized gains	—	—	(0.48)	(0.59)	—
Total distributions	—	—	(0.48)	(0.59)	—

Net asset value, end of year	$27.07	$22.26	$23.43	$23.01	$21.51
Total return[3]	21.61%	(4.99)%	3.98%	9.94%	4.57%

Net assets, end of year (000s)	$226	$11	$12	$12	$10

Ratios to average net assets:
Gross expenses	1.82%	1.84%	1.63%	2.00%	2.18%[4]
Net expenses[5,6]	1.48	1.48	1.58	1.60	1.60 [4]
Net investment loss	(0.97)	(0.86)	(0.95)	(0.77)	(1.31) [4]

Portfolio turnover rate	27%	25%	35%	44%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 9, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.60%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Mid Cap Growth Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$22.85	$23.89	$23.33	$21.68	$16.52

Income (loss) from operations:
Net investment loss	(0.08)	(0.05)	(0.09)	(0.06)	(0.10)
Net realized and unrealized gain (loss)	5.19	(0.99)	1.13	2.30	5.82
Total income (loss) from operations	5.11	(1.04)	1.04	2.24	5.72

Less distributions from:
Net realized gains	—	—	(0.48)	(0.59)	(0.56)
Total distributions	—	—	(0.48)	(0.59)	(0.56)

Net asset value, end of year	$27.96	$22.85	$23.89	$23.33	$21.68
Total return[2]	22.36%	(4.35)%	4.53%	10.57%	35.80%

Net assets, end of year (000s)	$37,925	$40,017	$35,961	$28,357	$14,740

Ratios to average net assets:
Gross expenses	1.09%	1.08%	1.09%	1.24%	1.52%
Net expenses[3,4]	0.87	0.82	1.01	1.05	1.05
Net investment loss	(0.30)	(0.20)	(0.40)	(0.27)	(0.50)

Portfolio turnover rate	27%	25%	35%	44%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. During the period December 1, 2012 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.05%. Prior to December 1, 2012, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.15%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$22.85	$23.90	$23.33	$21.69	$20.73

Income (loss) from operations:
Net investment loss	(0.07)	(0.07)	(0.10)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	5.20	(0.98)	1.15	2.28	0.98
Total income (loss) from operations	5.13	(1.05)	1.05	2.23	0.96

Less distributions from:
Net realized gains	—	—	(0.48)	(0.59)	—
Total distributions	—	—	(0.48)	(0.59)	—

Net asset value, end of year	$27.98	$22.85	$23.90	$23.33	$21.69
Total return[3]	22.45%	(4.39)%	4.58%	10.57%	4.63%

Net assets, end of year (000s)	$9,697	$1,557	$50	$12	$10

Ratios to average net assets:
Gross expenses	1.03%	1.07%	1.11%	1.54%	1.70%[4]
Net expenses[5,6]	0.80	0.80	0.97	1.05	1.05 [4]
Net investment loss	(0.26)	(0.31)	(0.42)	(0.22)	(0.76) [4]

Portfolio turnover rate	27%	25%	35%	44%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 9, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Mid Cap Growth Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Mid Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

ClearBridge Mid Cap Growth Fund 2017 Annual Report	27

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	ClearBridge Mid Cap Growth Fund 2017 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$97,519,811	—	—	$97,519,811
Short-term investments†	2,509,178	—	—	2,509,178
Total investments	$100,028,989	—	—	$100,028,989

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	29

Notes to financial statements (cont’d)

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications

30	ClearBridge Mid Cap Growth Fund 2017 Annual Report

have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	$252,624	—	$(252,624)
(b)	213,424	$(213,424)	—

(a)	Reclassifications are due to a tax net operating loss.

(b)	Reclassifications are due to a tax net operating loss which offsets short-term capital gains for tax purposes and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.775
Next $3 billion	0.750
Next $5 billion	0.725
Over $10 billion	0.700

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class R, Class I and Class IS shares did not exceed 1.25%, 1.45%, 2.00%, 1.50%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended October 31, 2017, fees waived and/or expenses reimbursed amounted to $228,430.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	31

Notes to financial statements (cont’d)

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2017, LMIS and its affiliates retained sales charges of $705 and $42,028 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended October 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	—	$341	$874

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$27,090,450
Sales	43,104,071

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$71,530,883	$30,852,475	$(2,354,369)	$28,498,106

4. Derivative instruments and hedging activities

During the year ended October 31, 2017, the Funds did not invest in derivative instruments.

32	ClearBridge Mid Cap Growth Fund 2017 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$59,718	$22,982
Class A2	59,736	68,687
Class C	64,509	8,601
Class R	640	370
Class I	—	30,708
Class IS	—	607
Total	$184,603	$131,955

For the year ended October 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$52,529
Class A2	52,568
Class C	14,192
Class R	436
Class I	89,478
Class IS	19,227
Total	$228,430

6. Shares of beneficial interest

At October 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	75,569	$1,903,252	460,515	$10,522,065
Shares repurchased	(625,589)	(15,894,539)	(624,901)	(13,924,848)
Net decrease	(550,020)	$(13,991,287)	(164,386)	$(3,402,783)

Class A2
Shares sold	342,722	$8,576,842	357,854	$7,982,477
Shares repurchased	(157,899)	(3,981,723)	(158,566)	(3,560,051)
Net increase	184,823	$4,595,119	199,288	$4,422,426

Class C
Shares sold	15,312	$368,839	64,009	$1,399,488
Shares repurchased	(84,384)	(2,017,927)	(248,162)	(5,066,860)
Net decrease	(69,072)	$(1,649,088)	(184,153)	$(3,667,372)

Class R
Shares sold	8,217	$203,196	—	—
Shares repurchased	(389)	(10,085)	—	—
Net increase	7,828	$193,111	—	—

Class I
Shares sold	325,216	$8,248,073	482,316	$11,005,138
Shares repurchased	(720,226)	(18,696,321)	(236,094)	(5,408,906)
Net increase (decrease)	(395,010)	$(10,448,248)	246,222	$5,596,232

Class IS
Shares sold	413,056	$9,973,704	88,436	$2,054,503
Shares repurchased	(134,637)	(3,375,263)	(22,364)	(509,167)
Net increase	278,419	$6,598,441	66,072	$1,545,336

7. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal years ended October 31, 2017 and 2016.

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed long-term capital gains — net	$2,357,100
Other book/tax temporary differences(a)	(547,448)
Unrealized appreciation (depreciation)(b)	28,498,106
Total accumulated earnings (losses) — net	$30,307,758

(a)	Other book/tax temporary differences are attributable to the deferral of certain late year losses and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the treatment of partnership investments.

34	ClearBridge Mid Cap Growth Fund 2017 Annual Report

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

9. Subsequent events

On November 30, 2017, the Fund announced that effective December 1, 2017, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule: 0.750% of assets up to and including $1 billion; 0.700% of assets over $1 billion and up to and including $2 billion; 0.650% of assets over $2 billion and up to and including $5 billion; 0.600% of assets over $5 billion and up to and including $10 billion; and 0.550% of assets over $10 billion.

On November 30, 2017, the Fund also announced that effective December 1, 2017, LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.20% for Class A shares, 1.40% for Class A2 shares, 1.95% for Class C shares, 1.45% for Class R shares, 0.85 for Class I shares and 0.75% for Class IS. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

Subsequent to the year ended October 31, 2017, shareholder redemptions from Class IS shares exceeded 50% of Class IS net assets as of October 31, 2017.

ClearBridge Mid Cap Growth Fund 2017 Annual Report	35

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of the ClearBridge Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ClearBridge Mid Cap Growth Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, as of October 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the years or periods ended on or prior to October 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 16, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 15, 2017

36	ClearBridge Mid Cap Growth Fund 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Mid Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge Mid Cap Growth Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

38	ClearBridge Mid Cap Growth Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge Mid Cap Growth Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

40	ClearBridge Mid Cap Growth Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

ClearBridge Mid Cap Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

42	ClearBridge Mid Cap Growth Fund

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended October 31, 2016 and October 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended October 31, 2016 and October 31, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended October 31, 2016 and October 31, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

ClearBridge Mid Cap Growth Fund	43

ClearBridge

Mid Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Mid Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Mid Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Mid Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013051 12/17 SR17-3215

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2016 and October 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $427,291 in October 31, 2016 and $384,160 in October 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $64,412 in 2016 and $0 in 2017.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $39,760 in 2016 and $47,930 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2017